EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

I, Daniel F. Hutchins, certify that:

1. I have reviewed this Amendment No.1 to the Annual Report on Form 10-K of Infinity Energy Resources, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Daniel F. Hutchins
Daniel F. Hutchins
Chief Financial Officer May 19, 2020